Other Long-Term Liabilities (Other Long-Term Liabilities) (Detail) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Schedule of Other Liabilities [Line Items]
Accrued lease liability	$ 10,700	$ 10,700
Deferred Compensation Liability, Classified, Noncurrent	0	125
Deferred Tax and Other Liabilities, Noncurrent	1,571	15,620
Uncertain tax position	37,574	31,706
Other Sundry Liabilities	1,020	465
Total	$ 50,865	$ 58,616